PLEDGE AGREEMENT

     This is a PLEDGE AGREEMENT (this "AGREEMENT") dated as of August 30, 2002, between SafeGuard Health Enterprises, Inc., a Delaware corporation ("SAFEGUARD"), and Nicholas M. Kavouklis, DMD, a Florida resident ("SELLER").

                                   BACKGROUND
                                   ----------

     Seller sold to SafeGuard all of the issued and outstanding common stock of Paramount Dental Plan, Inc., a Florida corporation ("PARAMOUNT") pursuant to a Stock Purchase Agreement dated April 24, 2002 (the "STOCK PURCHASE AGREEMENT") among SafeGuard, Seller, and Paramount. As part of its purchase price for the Paramount shares, SafeGuard executed and delivered to Seller a Secured Convertible Promissory Note dated the same date as this Agreement (the "NOTE"), in the principal amount of $2,625,000. Concurrently with closing of this transaction, Paramount merged into SafeGuard Health Plans, Inc., a Florida corporation ("SAFEGUARD FLORIDA"), and Paramount's outstanding shares were cancelled. This Agreement evidences the terms on which SafeGuard, to secure repayment of the Note, grants to Seller a security interest in SafeGuard Florida's outstanding shares of common stock. Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Stock Purchase Agreement.

                                 OPERATIVE TERMS
                                 ---------------

     SafeGuard  and  Seller  agree  as  follows:

     1.     GRANT  OF  SECURITY  INTEREST.  To  secure  prompt  payment  and
            -----------------------------
performance of its obligations under the Note and this Agreement, subject to the provisions of Section 10 of this Agreement, SafeGuard pledges and grants to
                -----------
Seller a security interest in the following property (the "PLEDGED COLLATERAL"):

          (a)     SECURITIES.  All  securities of SafeGuard Florida now owned or
                  ----------
     later acquired by SafeGuard, and all new, substituted, and additional documents, instruments, and general intangibles issued with respect to those securities (collectively, the "PLEDGED SHARES"), and all now existing and later arising rights of the holder of the Pledged Shares. Unless an Event of Default (as defined below) occurs, SafeGuard will be entitled to all voting rights associated with the Pledged Shares.

          (b)     PROCEEDS.  All  proceeds  of  the  Pledged  Collateral.  For
                  --------
     purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds of the Pledged Collateral are sold, collected, exchanged, or otherwise disposed of, whether the disposition is voluntary or involuntary, and includes, without limitation, all rights to payment in whatever form and however arising.

     2.     REPRESENTATIONS  AND  WARRANTIES.  SafeGuard represents and warrants
            --------------------------------
the following, both on execution of this Agreement and continuously during its term:

          (a)     OWNERSHIP  OF PLEDGED COLLATERAL.  SafeGuard is sole legal and
                  --------------------------------
     equitable  owner  of  and  has  good  and  marketable  title to the Pledged
     Collateral (or, in the case of after-acquired Pledged Collateral, at the time SafeGuard Florida acquires rights in the Pledged Collateral, will be the sole legal and equitable owner) and is record and beneficial owner of the Pledged Shares. The Pledged Shares constitute all of the issued and outstanding securities of SafeGuard Florida.

          (b)     CREATION,  PERFECTION, ANDPRIORITY.  The parties' execution of
                  ----------------------------------
     this Agreement and SafeGuard's delivery to Seller of a certificate evidencing the Pledged Shares create in favor of Seller a perfected security interest in the Pledged Shares. Except for this security interest, no person or entity has (or, in the case of after-acquired Pledged Collateral, at the time SafeGuard Florida acquires rights therein, will have) any right, title, claim, or interest (by way of security interest or other lien or charge) in the Pledged Collateral. The Pledged Shares do not include any uncertificated securities.

     3.     COVENANTS  AND  AGREEMENTS  OF  SAFEGUARD.
            -----------------------------------------

          (a)     DELIVERY.  SafeGuard  shall  deliver to Seller the certificate
                  --------
     representing the Pledged Shares and a stock power with respect to the Pledged Shares, endorsed in blank. SafeGuard shall also deliver to Seller all instruments, documents, chattel paper, and other items of Pledged Collateral for which a security interest may be perfected by possession, together with the additional writings (including assignments and stock powers) that Seller reasonably requests, provided, however, that the
                                                   --------   -------
     assignments and stock powers may be used to transfer or assign the Pledged Collateral only when an Event of Default occurs. Seller shall cause all securities included in the Pledged Shares to be or remain certificated securities. Seller will retain possession of the foregoing documents for so long as the Note remains outstanding.

          (b)     PRESERVE  PLEDGED  COLLATERAL.  SafeGuard  shall  do  all acts
                  -----------------------------
     necessary  to  maintain,  preserve,  and  protect  the  Pledged Collateral.

          (c)     USE  OF  PLEDGED COLLATERAL. SafeGuard shall not use and shall
                  ---------------------------
     not permit any Pledged Collateral to be used unlawfully or in violation of any provision of this Pledge Agreement, any other agreement with Seller related to the Pledged Collateral, or any applicable statute, regulation, or ordinance or any policy of insurance covering the Pledged Collateral.

          (d)     PAY  TAXES.  SafeGuard  shall pay promptly when due all taxes,
                  ----------
     assessments, charges, encumbrances and liens imposed upon or affecting any Pledged Collateral.

          (e)     DEFEND  LITIGATION.  SafeGuard  shall appear in and defend any
                  ------------------
     action or proceeding that might affect SafeGuard's title to or Seller's interest in the Pledged Collateral.

          (f)     POSSESSION  OF  PLEDGED  COLLATERAL.  SafeGuard  shall  not
                  -----------------------------------
     surrender or lose possession of (other than to Seller), sell, encumber, lease, rent, or otherwise dispose of or transfer any Pledged Collateral, and shall keep the Pledged Collateral free of all levies and security interests or other liens or charges (including, but not limited to junior liens), except those that Seller approves in writing.

          (g)     COMPLY  WITH  LAW.  SafeGuard  shall  comply  with  all  laws,
                  -----------------
     regulations, and ordinances relating to possession, maintenance, and control of the Pledged Collateral.

          (h)     MAINTAIN  RECORDS;  NOTIFY  OF  CHANGES.  SafeGuard shall keep
                  ---------------------------------------
     separate, accurate, and complete records of the Pledged Collateral at its principal place of business and provide to Seller the records, reports, and information relating to the Pledged Collateral that Seller requests from time to time. SafeGuard shall give Seller thirty (30) days prior written notice of any change in SafeGuard Florida's principal place of business or legal name or trade name(s).

          (i)     FURTHER  ASSURANCES.  SafeGuard  shall  procure,  execute, and
                  -------------------
     deliver from time to time any stock powers, endorsements, notifications, registrations, assignments, financing statements, certificates and other writings deemed necessary or appropriate by Seller to perfect, maintain, and protect its security interest in the Pledged Collateral and the priority of the security interest.

          (j)     PAY  SELLER'S  COSTS  AND  EXPENSES. SafeGuard shall reimburse
                  -----------------------------------
     Seller on demand for costs and expenses, including reasonable attorney fees and disbursements, that Seller incurs in properly exercising any right, power, or remedy provided by this Agreement or by law.

          (k)     DIVIDENDS ON PLEDGED SHARES. SafeGuard shall account fully for
                  ---------------------------
     and promptly deliver to Seller, in the form received, any dividend or any other distribution on account of the Pledged Shares whether in securities or property by way of stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation, or merger; provided, however, that until there shall have
                                  --------  -------
     occurred an Event of Default or a condition that with the passage of time or notice will constitute an Event of Default, SafeGuard may retain any cash dividends paid on account of the Pledged Shares. SafeGuard shall permit SafeGuard Florida to pay cash dividends only to the extent permitted by the terms of the Note.

     4.     TERM  OF  PLEDGE;  RELEASE.   Except  as  otherwise provided in this
            --------------------------
Agreement, equitable title to the Pledged Shares remains vested in SafeGuard. Seller holds the Pledged Shares only as security for the repayment of the Note. Seller shall not encumber or dispose of the Pledged Shares, except in accordance with the provisions of this Agreement. The Pledged Shares shall remain pledged to Seller until all sums due under the Note and this Agreement have been paid in full. Any release of the Pledged Collateral from this Agreement will not release SafeGuard from continuing obligations under the Note. Upon the payment and performance in full of the Note, SafeGuard shall be entitled to the return, upon its written request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms of this Agreement.

     5.     EVENT  OF DEFAULT.  An "Event of Default" under this Agreement means
            -----------------
an  Event  of  Default  under  the  Note.

     6.     REMEDIES  UPON DEFAULT.  Upon the occurrence of an Event of Default,
            ----------------------
subject to the provisions of Section 10, Seller shall have, and may exercise any
                             ----------
one  or  more  of,  the  following  rights:

          (a) Seller may vote the Pledged Shares on all corporate matters and sign written consents in lieu of meeting as owner of the Pledged Shares;

          (b) Seller may take absolute title to the Pledged Shares by completing the stock power with respect to the Pledged Shares, and after this transfer Seller will solely own the Pledged Shares;

          (c) Seller may, at its option, exercise any rights to convert or exchange the Pledged Shares for other securities of SafeGuard Florida, and any and all other rights, privileges, options or powers pertaining or relating to the Pledged Shares. SafeGuard irrevocably constitutes and appoints Seller its proxy and attorney-in-fact with full power of substitution to exercise any and all rights, privileges, options, or powers of SafeGuard pertaining or relating to the Pledged Shares; or

          (d) Seller may sell, assign, and deliver all or any part of the Pledged Shares at any private sale or at public auction, with or without demand or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property or consideration, for immediate or future delivery. Any sale or offer of the Pledged Shares by Seller pursuant to the terms of this Agreement shall be at SafeGuard's expense. SafeGuard shall reimburse Seller for his costs and other expenses in having the Pledged Shares sold or offered for sale, including attorneys' fees.

     7.     APPLICATION  OF  PROCEEDS.  Seller  shall  apply the proceeds of any
            -------------------------
sale of all or any part of the Pledged Shares and any dividends or other distributions that it directs to himself pursuant to the provisions of Section
                                                                         -------
3(k),  together with any other funds held by Seller under the provisions of this
----
Agreement, after deducting all costs and expenses of collection, sale and delivery (including without limitation, attorneys' fees, paralegal fees and expenses, for all proceedings, trials and appeals and all costs and expenses incurred by Seller) incurred by Seller, to the payment of all amounts due and payable on the Note and all other liabilities of SafeGuard to Seller. After it pays in full these amounts, Seller shall pay to SafeGuard the balance of any such proceeds.

     8.     PRIVATE  SALE  OF  PLEDGED  SHARES.  Subject  to  the  provisions of
            ----------------------------------
Section  10,  Seller  may  effect a private sale of Pledged Shares. In effecting
-----------
such private sale, SafeGuard waives for itself or its assigns, to the extent it is legally able to do so, any requirement (statutory or otherwise) of advertisement (general or limited) or public announcement as to the time and place of the sale of the Pledged Shares by Seller.

     9.     RIGHT  TO  BID  OR  PURCHASE.  At  any sale made pursuant to Section
            ----------------------------                                 -------
6(d),  Seller  may bid for or purchase, free from any right of redemption on the
----
part of SafeGuard (all said rights being also waived and released), all or any portion of Pledged Shares offered for sale and may make payment on account thereof by using any outstanding balance of the Note as a credit against the purchase price, and Seller may, upon compliance with the terms of sale, hold, retain and dispose of such Pledged Shares without further accountability. However, notwithstanding any of the foregoing, nothing in this Agreement shall be construed as a requirement of Seller to sell, or attempt to sell, Pledged Shares upon an Event of Default.

     10.     GOVERNMENTAL  REQUIREMENTS.  SafeGuard  Florida  is  licensed  as a
             --------------------------
Prepaid Limited Health Service Organization under the laws of the State of Florida. Any transfer or voting of the Pledged Shares by Seller requires the prior approval of the Florida Department of Insurance (the "DEPARTMENT"). This Agreement and the obligations of SafeGuard and the rights of Seller are subject to the Department's requirements and obtaining the Department's prior approval, notwithstanding any provision of this Agreement to the contrary. In the event of an Event of Default under this Agreement, SafeGuard shall assist and cooperate in all respects in the process pursuant to which Seller secures approval of the transfer by the Department.

     11.     POWER  OF  ATTORNEY.
             -------------------

          (a) SafeGuard irrevocably constitutes and appoints Seller (and his personal representative in the event of Seller's death or disability) the true and lawful attorney-in-fact of SafeGuard to make, execute, acknowledge, swear to and file after an Event of Default: (i) any application, request, certificate or other instrument which may be required to be filed with the Department or any other governmental authority in the State of Florida or any other jurisdiction whose laws may be applicable to effectuate any transfer or voting of the Pledged Shares by Seller, in accordance with the provisions of this Agreement; and (ii) any instrument which the Seller deems necessary or appropriate to facilitate the implementation of the terms of this Agreement, so long as such instruments do not alter the rights or obligations of SafeGuard under the terms of this Agreement.

          (b) It is expressly acknowledged by SafeGuard that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the bankruptcy or insolvency of SafeGuard or any assignment of the Pledged Shares for the benefit of creditors. The foregoing grant of authority: (i) may be exercised by Seller (or Seller's personal representative) by a facsimile signature, and (ii) shall not cause SafeGuard to be liable in any manner for the act or omissions of Seller (or Seller's personal representative) and is granted only to permit Seller (or Seller's personal representatives) to carry out the provisions of this Agreement.

     12.     MISCELLANEOUS.
             -------------

          (a)     NOTICES.  All  demands,  notices  and  other communications to
                  -------
     Seller or SafeGuard provided for under this Agreement shall be provided as set forth in the Stock Purchase Agreement.

          (b)     GOVERNING  LAW.  The  validity,  construction, interpretation,
                  --------------
     and enforceability of this Agreement shall be governed by the laws of the State of Florida without giving effect to the choice of laws rules thereof.

          (c)     COUNTERPARTS.  This Agreement may be executed in any number of
                  ------------
     counterparts, each of which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same agreement.

          (d)     SUCCESSORS  AND  ASSIGNS.  This Agreement is not assignable by
                  ------------------------
     any party without the prior written consent of the other parties, and any attempted assignment without the prior written consent of the other parties shall be invalid and unenforceable against the other parties. This Agreement is binding upon, and inures to the benefit of, the respective heirs, authorized assignees, successors and personal representatives of the parties to it. The terms "SafeGuard Florida," "SafeGuard" and "Seller" as used in this Agreement shall include such persons' successors, authorized assigns, heirs and personal representatives.

          (e)     HEADINGS,  CAPTIONS  AND  PRONOUNS.  The  Section  headings,
                  ----------------------------------
     captions or abbreviations are included solely for convenient reference and shall not control the meanings or interpretation of any of the provisions of this Agreement. As used herein, words in the singular include the plural and the words in the masculine include the feminine and neuter gender, and vice versa whenever the context so requires.

          (f)     WAIVER.  No  waiver  of  any  breach  or  default  under  this
                  ------
     Agreement shall be deemed to be a waiver of any subsequent breach or default. SafeGuard waives any right to require Seller to proceed against any person or entity to exhaust any Pledged Collateral or to pursue any remedy in Seller's power.

          (g)     INCORPORATION  OF  RECITALS.  The  recitals  set  forth at the
                  ---------------------------
     beginning of this Agreement are hereby incorporated into this Agreement by this reference and this Agreement shall be interpreted with reference to such recitals.

          (h)     ENTIRE  AGREEMENT;SEVERABILITY.  This  Agreement  contains the
                  ------------------------------
     entire pledge agreement between SafeGuard and Seller. This Agreement shall not be severable in any way, but if any provision shall be held to be invalid, the invalidity shall not affect the validity of the remainder of this Agreement and the remainder of this Agreement shall continue in full force and effect.

          (i)     AMENDMENT.  This  Agreement  may  not  be  amended or modified
                  ---------
     except  by  a  writing  signed  by  each  of  the  parties.

          (j)     CUMULATIVE RIGHTS.  The rights, powers, and remedies of Seller
                  -----------------
     under this Agreement shall be in addition to all rights, powers, and remedies given to Seller by virtue of any statute or rule of law, the Stock Purchase Agreement or any Related Agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Seller's security interest in the Pledged Collateral.



            {The remainder of this page is intentionally left blank.}

                             STOCK PLEDGE AGREEMENT

                                 SIGNATURE PAGE

     The undersigned execute the Stock Pledge Agreement and authorize this signature page to be attached to a counterpart of the Stock Pledge Agreement executed by the other parties to the Stock Pledge Agreement.

Executed as of the day and year first above written.


                                   "SAFEGUARD"

                                   SAFEGUARD  HEALTH  ENTERPRISES,  INC.,
                                   a  Delaware  corporation


                                   By:   /s/  Stephen J. Baker
                                        ---------------------------------------
                                        Stephen J. Baker
                                        Executive Vice President & Chief
                                        Operating Officer



                                   By:   /s/  Ronald I. Brendzel
                                        ---------------------------------------
                                        Ronald  I.  Brendzel
                                        Senior Vice President and Secretary

                             STOCK PLEDGE AGREEMENT

                                 SIGNATURE PAGE

     The undersigned executes the Stock Pledge Agreement and authorize this signature page to be attached to a counterpart of the Stock Pledge Agreement executed by the other parties to the Stock Pledge Agreement.

Executed as of the day and year first above written.


                                              "SELLER"


                                                /s/  Nicholas M. Kavouklis, DMD
                                              ----------------------------------
                                              Nicholas M. Kavouklis, DMD

                             IRREVOCABLE STOCK POWER

For value received, the undersigned does hereby sell, assign and transfer to Nicholas M. Kavouklis, DMD __________ shares of the common stock of SafeGuard Health Plans, Inc., a Florida corporation represented by certificate number __________ standing in the name of the under-signed on the books of said company.

The undersigned does hereby irrevocably constitute and appoint ____________________ attorney to transfer the said stock on the books of said company, with full power of substitution in the premises.


Dated August 30, 2002


                                  SAFEGUARD HEALTH ENTERPRISES, INC.,
                                  a Delaware corporation

                                       By:   /s/  James E. Buncher
                                            ------------------------------------
                                           James E. Buncher
                                           President and Chief Executive Officer


                                        By:   /s/  Ronald I. Brendzel
                                            ------------------------------------
                                            Ronald I. Brendzel
                                            Senior Vice President and Secretary